                                                                    EXHIBIT 99.1






                                                                    FAST FORWARD
                                                                 MARKETING, INC.


            --------------------------------------------------------------------
                                                            FINANCIAL STATEMENTS
                                          YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                    FAST FORWARD MARKETING, INC.


                                                                        CONTENTS

================================================================================


        INDEPENDENT AUDITORS' REPORT                                       F-3


        FINANCIAL STATEMENTS

           Balance sheets                                               F4-F-5

           Statements of operations                                        F-6

           Statements of stockholder's deficit                             F-7

           Statements of cash flows                                        F-8


        SUMMARY OF ACCOUNTING POLICIES                                 F-9-F10


        NOTES TO FINANCIAL STATEMENTS                                   F11-15

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Fast Forward Marketing, Inc.
Marina Del Rey, California


We have audited the accompanying balance sheets of Fast Forward Marketing, Inc. as of December 31, 1998 and 1997 and the related statements of operations, stockholder's deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fast Forward Marketing, Inc. at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                                   BDO Seidman, LLP

Los Angeles, California
March 19, 1999, except for Note 11,
as to which the date is May 14, 1999

                                                    FAST FORWARD MARKETING, INC.


                                                                  BALANCE SHEETS

================================================================================


December 31,                                                          1998               1997
---------------------------------------------------------------------------------------------

ASSETS (Notes 4 and 11)

CURRENT ASSETS
    Cash                                                      $     20,837       $     24,461
    Restricted cash (Note 3)                                       150,000            150,000
    Marketable securities (Notes 1 and 4)                          100,624             99,690
    Accounts receivable, net of allowance for doubtful
      accounts of $84,000 and $63,000                            2,425,673          1,728,192
    Commissions receivable                                          82,007             75,790
    Royalty advances (Note 8)                                      114,296             44,333
    Prepaid expenses and other                                      19,108            101,480
---------------------------------------------------------------------------------------------

Total current assets                                             2,912,545          2,223,946
---------------------------------------------------------------------------------------------

PRODUCTION COSTS, net of accumulated amortization of
  $10,946 and $8,640                                                81,609             36,359

PROPERTY AND EQUIPMENT, net (Note 2)                               212,413            328,383

OTHER ASSETS                                                        12,796             12,796
---------------------------------------------------------------------------------------------

Total assets                                                  $  3,219,363       $  2,601,484
=============================================================================================

                                                    FAST FORWARD MARKETING, INC.


                                                                  BALANCE SHEETS

================================================================================


December 31,                                                          1998               1997
---------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
    Checks issued against future deposits                     $    415,641       $    445,850
    Accounts payable                                             3,325,272          2,108,666
    Accrued expenses                                               116,886            134,765
    Accrued profit sharing contribution (Note 5)                    21,200             13,500
---------------------------------------------------------------------------------------------

Total current liabilities                                        3,878,999          2,702,781
---------------------------------------------------------------------------------------------


COMMITMENTS (Notes 4, 5, 8 and 9)


STOCKHOLDER'S DEFICIT:
    Common stock, no par value; 75,000 shares authorized,
      1,000 shares issued and outstanding                           15,000             15,000
    Accumulated deficit                                           (674,636)          (116,297)
---------------------------------------------------------------------------------------------

Total stockholder's deficit                                       (659,636)          (101,297)
---------------------------------------------------------------------------------------------

Total liabilities and stockholder's deficit                   $  3,219,363       $  2,601,484
=============================================================================================


     See accompanying summary of accounting policies and notes to financial statements.

                                                    FAST FORWARD MARKETING, INC.


                                                        STATEMENTS OF OPERATIONS

================================================================================


Years ended December 31,                                               1998              1997
---------------------------------------------------------------------------------------------
NET SALES (Note 6)                                            $  16,817,184      $ 21,538,276

COST OF SALES                                                    14,387,481        18,287,624
---------------------------------------------------------------------------------------------

GROSS PROFIT                                                      2,429,703         3,250,652

OPERATING EXPENSES                                                2,966,383         3,775,409
---------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                               (536,680)         (524,757)

INTEREST EXPENSE                                                    (26,639)           (4,543)

INTEREST INCOME                                                      23,148            28,010
---------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES                                           (540,171)         (501,290)

INCOME TAXES (Note 7)                                                 4,804             2,616
---------------------------------------------------------------------------------------------

NET LOSS                                                      $    (544,975)     $   (503,906)
=============================================================================================


     See accompanying summary of accounting policies and notes to financial statements.

                                                    FAST FORWARD MARKETING, INC.


                                             STATEMENTS OF STOCKHOLDER'S DEFICIT


                                                                     Retained        Total
                                                 Common Stock        Earnings    Stockholder's
                                             -------------------   (Accumulated      Equity
                                               Shares    Amount      Deficit)      (Deficit)
----------------------------------------------------------------------------------------------
BALANCE, at January 1, 1997                     1,000   $ 15,000   $    397,094   $   412,094

Distributions to stockholder                        -         -          (9,485)       (9,485)

Net loss                                            -         -        (503,906)     (503,906)
----------------------------------------------------------------------------------------------

BALANCE, at December 31, 1997                   1,000     15,000       (116,297)     (101,297)

Distributions to stockholder                        -         -         (13,364)      (13,364)

Net loss                                            -         -        (544,975)     (544,975)
----------------------------------------------------------------------------------------------

BALANCE, at December 31, 1998                   1,000   $ 15,000   $   (674,636)  $  (659,636)
==============================================================================================


     See accompanying summary of accounting policies and notes to financial statements.

                                                    FAST FORWARD MARKETING, INC.


                                                        STATEMENTS OF CASH FLOWS

================================================================================

INCREASE (DECREASE) IN CASH

Years ended December 31,                                                  1998                  1997
-------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                            $  (544,975)          $  (503,906)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
    Depreciation                                                          162,762               135,334
    Reserve for doubtful accounts and returns                             (15,976)              (23,204)
    Change in operating assets and liabilities:
      Accounts receivable                                                 182,680             1,967,009
      Commissions receivable                                               (6,217)              (62,290)
      Royalty advances                                                    (69,963)              (44,333)
      Production costs                                                    (45,250)              (36,359)
      Prepaid expenses and other                                           82,372               (82,243)
      Other assets                                                              -                13,255
      Accounts payable                                                    352,411              (988,657)
      Accrued expenses                                                    (17,869)             (200,508)
      Accrued profit sharing contribution                                   7,700               (46,500)
-------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                  87,675               127,598
-------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from maturity of marketable securities                          99,690                99,665
  Purchases of marketable securities                                     (100,624)              (99,690)
  Purchases of property and equipment                                     (46,792)             (252,746)
  Payments received on notes receivable                                         -                   675
-------------------------------------------------------------------------------------------------------

Net cash used in investing activities                                     (47,726)             (252,096)
-------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Checks issued against future deposits                                   (30,209)             (373,029)
  Distributions to stockholder                                            (13,364)               (9,485)
-------------------------------------------------------------------------------------------------------

Net cash used in financing activities                                     (43,573)             (382,514)
-------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH                                                       (3,624)             (507,012)

CASH, beginning of year                                                    24,461               531,473
-------------------------------------------------------------------------------------------------------

CASH, end of year                                                     $    20,837           $    24,461
=======================================================================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for:
    Income taxes                                                      $     4,804           $     2,616
    Interest                                                          $    26,639           $     4,543
=======================================================================================================


     See accompanying summary of accounting policies and notes to financial statements.

                                                    FAST FORWARD MARKETING, INC.


                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================


BUSINESS Fast Forward Marketing, Inc. (the "Company") provides sales and marketing services in the video, audio and book publishing industries throughout the United States. The Company purchases its product from major motion picture studios and/or independent video producers and sells directly to video retailers including children's educational stores, gift shops, museum stores, educational distributors, and direct mail catalogs. The Company was incorporated on October 7, 1988 as a California Subchapter "S" Corporation.

REVENUE RECOGNITION          The Company recognizes revenue upon  shipment of
                             product. The Company records a provision for estimated future returns.

CASH AND CASH                For the purposes of the statements of cash flows,
EQUIVALENTS                  the Company considers all highly liquid investments
                             with a maturity at the date of purchase of three months or less to be cash equivalents.

PRODUCTION COSTS             Production costs include amounts incurred for
                             duplication, editing, and packaging. The costs are stated at the lower of cost or net realizable value and are amortized over the greater of the number of units sold divided by total units estimated to be sold or straight line over the life of the product.

PROPERTY AND                 Property and equipment are stated at cost.
EQUIPMENT                    Depreciation is calculated using the straight-line
                             and accelerated methods over the estimated useful lives of the assets. The Company periodically reviews such assets for possible impairments and expected losses, if any, are recorded currently.

ACCOUNTS RECEIVABLE          The Company has an agreement with its customers and
AND PAYABLE                  suppliers that allows for returns of merchandise.
                             Accordingly, a reserve for accounts receivable and payable has been provided. The reserve accounts require the use of significant estimates. The
                             Company believes the techniques and assumptions used in establishing the reserve accounts are appropriate. At December 31, 1998 and 1997, the
                             Company recorded a reserve for accounts receivable of $764,000 and $1,665,375, and a reserve for accounts payable of $653,000 and $1,517,590, respectively.

                                                    FAST FORWARD MARKETING, INC.


                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================


ACCOUNTING ESTIMATES         The preparation of financial statements in
                             conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS                  The Company accounts for the investments in
                             marketable securities in accordance with Statement of Financial Accounting Standards (SFAS 115),
                             "Accounting for Certain Investments in Debt and
                             Equity Securities." The Company's investments are classified as held to maturity and are stated at amortized cost, which approximates market.

FAIR VALUE OF                Investments, receivables, accounts payable and
FINANCIAL                    accrued expenses are recorded at carrying amounts
INSTRUMENTS                  which approximate fair value due to the short
                             maturity of these instruments.

COMPREHENSIVE                During the year ended December 31, 1998, the
INCOME                       Company adopted Statement of Financial Accounting
                             Standard No. 130, "Reporting Comprehensive Income,"
                             ("SFAS 130"). SFAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. Comprehensive income is comprised of net income and all changes to stockholders' equity except those due to investments by owners and distribution to owners.
                             Adoption of SFAS 130 did not have an impact on the Company's financial position, results of operations and cash flows.

                                                    FAST FORWARD MARKETING, INC.


                                                  NOTES TO FINANCIAL STATEMENTS

================================================================================


1.      MARKETABLE           Marketable securities are carried at amortized cost
        SECURITIES           and classified as held to maturity. The investment
                             consists of a U.S. Treasury Bill with a maturity value of $105,000 maturing on November 12, 1999.
                             The amortized cost at December 31, 1998 and 1997 was $100,624 and $99,690, which approximates fair value. The treasury bill is also being held as collateral for the line of credit (Note 4).

2.      PROPERTY AND         At December 31, 1998 and 1997, property and
        EQUIPMENT            equipment consist of the following:

                             December 31,                                  1998                1997
                             ----------------------------------------------------------------------
                             Furniture and fixtures                 $    85,395         $    84,937
                             Computer equipment                         277,192             269,416
                             Computer software                          389,292             351,316
                             Video equipment                              5,762               5,762
                             Leasehold improvements                       2,986               2,986
                             ----------------------------------------------------------------------

                                                                        760,627             714,417
                             Less accumulated depreciation             (548,214)           (386,034)
                             ----------------------------------------------------------------------

                                                                    $   212,413         $   328,383
                             ======================================================================

                             Depreciation expense for property and equipment charged to operations for the years ended December 31, 1998, and 1997 was $162,762 and $135,334, respectively.

3.      RESTRICTED CASH      On December 31, 1998 and 1997, $150,000 of cash was
                             pledged as collateral related to the line of credit
                             (Note 4) and was classified as restricted cash in the accompanying balance sheets.

4.      LINE OF CREDIT       The Company has a revolving line of credit with a
                             bank. The maximum borrowing limit is $800,000, which is due on March 31, 1999, of which $600,000 was extended to June 1, 1999. Borrowings on the line beared interest at the bank's prime rate
                             (prime rate at December 31, 1998 is 7 3/4%) plus
                             1%. The line of credit was secured by the Company's assets, including a $105,000 treasury bill, and a $150,000 certificate of deposit. The Company did not have any borrowings outstanding on the line of credit as of December 31, 1998 and 1997 (Note 11).

                                                    FAST FORWARD MARKETING, INC.


                                                  NOTES TO FINANCIAL STATEMENTS

================================================================================


5.      ACCRUED PROFIT       The Company has a 401(k) profit sharing plan
        SHARING              covering all employees who are age 21 years or
        CONTRIBUTION         older and have completed one year of service.
                             Employees can make voluntary contributions to the plan and are fully vested in these contributions.
                             The Company can make contributions to the plan at its discretion, with employees vesting over a period of six years. The Company's contribution to the plan was $21,200 and $13,500 for the years ended December 31, 1998 and 1997.

6.      BUSINESS AND         The Company had two customers who accounted for
        CREDIT               approximately 12% and 11% of net sales in 1998 and
        CONCENTRATIONS       one customer who accounted for approximately 23% of
                             net sales in 1997.

                             The Company had three customers who accounted for approximately 22%, 15%, and 12% of accounts receivable in 1998 and two customers who accounted for approximately 30% and 17% of accounts receivable in 1997.

                             The Company had two vendors who accounted for approximately 34% of net purchases for the year ended December 31, 1998 and four vendors who accounted for approximately 57% of net purchases for the year ended December 31, 1997.

7.      INCOME TAXES         The Company has elected to be taxed under the
                             provisions of Subchapter "S" of the Internal
                             Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes, but is subject to a 1.5% California corporate income tax.
                             The stockholder of the Company reports the Company's taxable income on his individual tax return. The Company recognizes income and expense items under the cash method for income tax purposes. Income tax expense as of December 31, 1998 and 1997 is comprised of California state franchise taxes of $4,804 and $2,616, respectively.

                                                    FAST FORWARD MARKETING, INC.


                                                  NOTES TO FINANCIAL STATEMENTS

================================================================================


8.      COMMITMENTS          LEASES

                             The Company leases its office under a
                             non-cancelable operating lease expiring February 2002 with an option to extend for a period of five years. In addition, the Company will sublet a portion of its premises to an unaffiliated Company commencing on March 1, 1999 through February 28, 2000.

                             As of December 31, 1998, minimum lease requirements under the operating lease and sub-lease are as follows:

                             Years ending    Operating                                  Net
                             December 31,      Lease              Sub-lease           Amount
                             ------------------------------------------------------------------
                                1999       $    131,988        $    (12,750)       $    119,238
                                2000            140,796              (2,550)            138,246
                                2001            149,592                   -             149,592
                                2002             24,932                   -              24,932
                             ------------------------------------------------------------------

                                           $    447,308        $    (15,300)       $    432,008
                             ==================================================================


                             Rent expense totaled $130,266 and $122,223 for the years ended December 31, 1998 and 1997, respectively.

                             ROYALTIES

                             The Company entered into certain royalty agreements for the years ended December 31, 1998 and 1997. The Company has agreed to pay royalties for the exclusive duplication and distribution of various video products, based on the number of units sold. For the years ended December 31, 1998 and 1997, the Company recognized royalty expense of approximately $109,438 and $48,300, respectively, which is included in cost of sales.

                                                    FAST FORWARD MARKETING, INC.


                                                  NOTES TO FINANCIAL STATEMENTS

================================================================================


9.      STOCK RIGHTS         The Company has issued stock equivalent rights to
                             two employers and two officers under an incentive compensation plan. At December 31, 1998, 139 stock equivalent rights have been issued based on the fair market value of the stock determined by a qualified independent business appraiser. These stock equivalent rights will mature upon the occurrence of death, termination or dissolution, liquidation, merger or sale of stock.

10.     YEAR 2000            Like other companies, the Company could be
        ISSUES               adversely affected if the computer systems it and
        (UNAUDITED)          its suppliers or customers use do not properly
                             process and calculate date-related information and data from the period surrounding and including
                             January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could also impact non-accounting systems.

                             The Company has implemented a plan to modify its business technologies to be compliant for the year 2000 and is in the process of converting critical data processing systems and process control systems associated with its accounting equipment. These projects are expected to be substantially complete by mid-1999 and the cost is estimated to be minimal. The Company does not expect this effort to have a significant effect on operations.

11.     SUBSEQUENT           On May 12, 1999, the revolving line of credit was
        EVENTS               replaced with a new line of credit with the same
                             bank. The new line of credit for $2,000,000 was entered into by Intervisual Books, Inc. ("IBI") and expires on May 1, 2000. Advances are made up to 75% of eligible accounts receivable. Borrowings on the line bear interest at prime plus 2 1/2%. The agreement also requires IBI to meet certain financial covenants on a quarterly basis.

                                                    FAST FORWARD MARKETING, INC.


                                                  NOTES TO FINANCIAL STATEMENTS

================================================================================


11.    SUBSEQUENT            Also on May 13, 1999, a second loan agreement was
       EVENTS                signed by IBI and a private party which provides
       (CONTINUED)           for a revolving line of credit of up to $2,300,000,
                             which is subordinated by the $2,000,000 line as discussed above. This line expires on May 1, 2000 and bears an interest rate of 5% above the LIBOR rate. At IBI's option, this line can be extended for an additional year under the same terms and conditions. If IBI decides to extend this line, the agreement provides for the issuance of warrants to purchase up to 150,000 shares of IBI's common stock. The warrants shall be exercisable for up to two years after issuance at a price equal to the fair market value of IBI's common stock at the date of grant. The combined credit lines with Intervisual Books, Inc. totals $4,300,000,
                             $2,000,000 line with a bank and $2,300,000 with a private party. A portion of the $4,300,000 obtained by Intervisual Books, Inc. is expected to be used to fund the Company's operations for the next twelve months.

                             In both credit agreements, IBI granted to the lenders a security interest in all of its assets.

                             On May 14, 1999, the Company signed a Plan of Merger with IBI. In accordance with the Plan of Merger, the Company exchanged all issued and outstanding securities of the Company in exchange for 670,000 shares of IBI's common stock and certain additional cash rights. The additional cash rights consisted of (i) a contingent payment of up to $200,000 payable on or before May 1, 2000, depending upon the gross margins of the Company during 1999 and (ii) an additional payment of up to $150,000 plus interest thereon payable on or before May 1, 2001, in accordance with the settlement of certain compensation plan arrangements of the Company.